                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as Officers and/or Directors of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ DENNIS HENDRIX                         /s/ PAUL M. ANDERSON
------------------------                   -------------------------------------
Dennis Hendrix                             Paul M. Anderson
Chairman of the Board                      President and Chief Executive Officer


/s/ PAUL F. FERGUSON, JR.                  /s/ SANDRA P. MEYER
------------------------                   -------------------------------------
Paul F. Ferguson, Jr.                      Sandra P. Meyer
Senior Vice President and                  Vice President, Controller
Chief Financial Officer                    and Treasurer
                                           (Principal Accounting Officer)

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ MATTHEW R. SIMMONS
------------------------
   Matthew R. Simmons

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ LEO E. LINBECK, JR.
------------------------
   Leo E. Linbeck, Jr.

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ WILLIAM T. ESREY
------------------------
    William T. Esrey

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ CHARLES W. DUNCAN, JR.
--------------------------
  Charles W. Duncan, Jr.

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ HAROLD S. HOOK
------------------------
    Harold S. Hook

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ HARRY E. EKBLOM
------------------------
    Harry E. EKBLOM

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ MILTON CARROLL
------------------------
    Milton Carroll

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ ANN MAYNARD GRAY
------------------------
    Ann Maynard Gray

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ RALPH S. O'CONNOR
------------------------
    Ralph S. O'Connor

                               POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer and/or Director of PANENERGY CORP (the "Company"), a Delaware corporation, does hereby constitute and appoint PAUL F. FERGUSON, JR., CARL B. KING, and ROBERT
W. REED, and each of them, his true and lawful attorney and agent to do any and all acts and things, and execute any and all instruments which, with the advice of Counsel, said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing under said Act of the Form 10-K Annual Report with the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign his name as Officer and/or Director of the Company to the Form 10-K Report, and to any instrument or document filed as a part of, or in connection with, said Form 10-K Report or Amendment thereto; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

             IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1997.



/s/ ROBERT CIZIK
------------------------
    Robert Cizik